UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00204

AB DISCOVERY GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2016

Date of reporting period: January 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

JAN    01.31.16

SEMI-ANNUAL REPORT

AB DISCOVERY GROWTH FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

March 10, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Discovery Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2016.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of June 30, 2015, there were approximately 4,500 companies within the lowest 25% of the total US equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10 million to $16.39 billion. Because the Fund’s definition of small- and mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Fund may define small- and mid-capitalization companies using a different classification system.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights and warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps to manage risk and to seek to generate additional returns. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

AB DISCOVERY GROWTH FUND •	1

Investment Results

The table on page 4 shows the Fund’s performance compared with its benchmark, the Russell 2500 Growth Index, for the six- and 12-month periods ended January 31, 2016.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. For the six-month period, positive stock selection in the consumer/commercial services and health care sectors, relative to the benchmark, could not offset the negative contribution from the Fund’s technology and financial holdings. Technology stocks underperformed as risk appetite waned across markets.

For the 12-month period, technology and industrials holdings detracted from performance, while health care and consumer/commercial services holdings contributed.

The Fund did not use derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

During both periods, markets fell sharply as surging volatility led investors to leave riskier assets. While US equities ended 2015 in positive territory, they retreated sharply in January as concerns about China, slowing growth and oversupply in the oil markets sparked a fresh bout of turmoil. The Fund continues to be built from the bottom up, with an emphasis on companies that the Discovery Growth Investment Management Team (the “Team”) feels can deliver fundamental outperformance. Valuations for companies with this profile—positive earnings revisions and surprises—remain below the long-term average. The Team continues to seek opportunities across most sectors through the Fund’s bottom-up investment process. Given the increased uncertainty over global growth, however, there is an increased emphasis on secular growers and companies that have greater-than-normal control over future earnings growth (i.e., “self-help” opportunities). The Team’s approach seeks to systematically identify strong, sustainable fundamental outperformers.

Consistent with the Team’s investment discipline, the Fund’s holdings—regardless of their absolute level of growth or degree of economic sensitivity—are, in the Team’s opinion, well positioned as many of the Team’s purchases have unique secular growth drivers or company-specific initiatives that should help drive earnings.

2	• AB DISCOVERY GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. AllianceBernstein L.P. (the “Adviser”) will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB DISCOVERY GROWTH FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Discovery Growth Fund*
Class A	-19.16%	-9.53%

Class B†	-19.56%	-10.27%

Class C	-19.56%	-10.20%

Advisor Class‡	-19.14%	-9.37%

Class R‡	-19.31%	-9.90%

Class K‡	-19.23%	-9.57%

Class I‡	-19.03%	-9.25%

Class Z‡	-19.11%	-9.35%

Russell 2500 Growth Index	-17.77%	-8.65%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended January 31, 2016, by 0.00% and 0.01%, respectively.

†    Effective July 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB DISCOVERY GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-9.53%	-13.40%
5 Years	7.79%	6.85%
10 Years	4.94%	4.49%

Class B Shares
1 Year	-10.27%	-13.57%
5 Years	6.85%	6.85%
10 Years(a)	4.23%	4.23%

Class C Shares
1 Year	-10.20%	-11.02%
5 Years	6.95%	6.95%
10 Years	4.13%	4.13%

Advisor Class Shares*
1 Year	-9.37%	-9.37%
5 Years	8.02%	8.02%
10 Years	5.18%	5.18%

Class R Shares*
1 Year	-9.90%	-9.90%
5 Years	7.36%	7.36%
10 Years	4.59%	4.59%

Class K Shares*
1 Year	-9.57%	-9.57%
5 Years	7.69%	7.69%
10 Years	4.90%	4.90%

Class I Shares*
1 Year	-9.25%	-9.25%
5 Years	8.10%	8.10%
10 Years	5.31%	5.31%

Class Z Shares*
1 Year	-9.35%	-9.35%
Since Inception†	-3.05%	-3.05%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.99%, 1.80%, 1.76%, 0.76%, 1.38%, 1.10%, 0.76% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 5/30/2014.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB DISCOVERY GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.11%
5 Years	9.92%
10 Years	6.72%

Class B Shares
1 Year	-5.17%
5 Years	9.95%
10 Years(a)	6.44%

Class C Shares
1 Year	-2.46%
5 Years	10.03%
10 Years	6.35%

Advisor Class Shares*
1 Year	-0.60%
5 Years	11.13%
10 Years	7.42%

Class R Shares*
1 Year	-1.24%
5 Years	10.45%
10 Years	6.83%

Class K Shares*
1 Year	-0.98%
5 Years	10.77%
10 Years	7.13%

Class I Shares*
1 Year	-0.72%
5 Years	11.18%
10 Years	7.55%

Class Z Shares*
1 Year	-0.61%
Since Inception†	4.03%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 5/30/2014.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB DISCOVERY GROWTH FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$808.40	$4.45	0.98%
Hypothetical**	$1,000	$1,020.21	$4.98	0.98%
Class B
Actual	$1,000	$804.40	$8.21	1.81%
Hypothetical**	$1,000	$1,016.04	$9.17	1.81%
Class C
Actual	$1,000	$804.40	$7.94	1.75%
Hypothetical**	$1,000	$1,016.34	$8.87	1.75%
Advisor Class
Actual	$1,000	$808.60	$3.41	0.75%
Hypothetical**	$1,000	$1,021.37	$3.81	0.75%
Class R
Actual	$1,000	$806.90	$6.40	1.41%
Hypothetical**	$1,000	$1,018.05	$7.15	1.41%
Class K
Actual	$1,000	$807.70	$5.00	1.10%
Hypothetical**	$1,000	$1,019.61	$5.58	1.10%
Class I
Actual	$1,000	$809.70	$3.46	0.76%
Hypothetical**	$1,000	$1,021.32	$3.86	0.76%
Class Z
Actual	$1,000	$808.90	$3.05	0.67%
Hypothetical**	$1,000	$1,021.77	$3.40	0.67%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB DISCOVERY GROWTH FUND •	7

Expense Example

PORTFOLIO SUMMARY

January 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,853.8

TEN LARGEST HOLDINGS†

January 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Bright Horizons Family Solutions, Inc.	$37,846,751	2.0%
Vantiv, Inc. – Class A	36,332,716	2.0
Ulta Salon Cosmetics & Fragrance, Inc.	35,914,235	1.9
CoStar Group, Inc.	35,358,450	1.9
Signature Bank/New York NY	35,163,424	1.9
IDEX Corp.	34,952,285	1.9
Align Technology, Inc.	34,386,186	1.9
Hexcel Corp.	34,385,580	1.9
Tempur Sealy International, Inc.	33,949,094	1.8
Tractor Supply Co.	32,267,768	1.7
	$350,556,489	18.9%

*	All data are as of January 31, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The Fund’s sector breakdown is classified in the above pie chart and throughout this report according to the Russell sector classification scheme. The Russell sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on www.russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB DISCOVERY GROWTH FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Consumer Discretionary – 22.4%
Cable Television Services – 1.7%
AMC Networks, Inc. – Class A(a)(b)	437,757	$31,864,332

Education Services – 3.7%
Bright Horizons Family Solutions, Inc.(a)	539,358	37,846,751
Grand Canyon Education, Inc.(a)	792,875	29,851,744

		67,698,495

Hotel/Motel – 1.5%
Wyndham Worldwide Corp.	430,087	27,912,646

Household Furnishings – 3.0%
Select Comfort Corp.(a)	1,028,186	21,653,597
Tempur Sealy International, Inc.(a)	562,630	33,949,094

		55,602,691

Leisure Time – 2.3%
Expedia, Inc.	167,505	16,924,705
Norwegian Cruise Line Holdings Ltd.(a)(b)	573,158	26,004,179

		42,928,884

Radio & TV Broadcasters – 0.6%
Pandora Media, Inc.(a)(b)	1,178,226	11,452,357

Restaurants – 2.9%
Buffalo Wild Wings, Inc.(a)(b)	110,179	16,780,262
Dave & Buster’s Entertainment, Inc.(a)	657,168	23,835,483
Habit Restaurants, Inc. (The) – Class A(a)(b)	631,990	12,974,755

		53,590,500

Specialty Retail – 6.6%
Five Below, Inc.(a)(b)	848,062	29,877,224
Lithia Motors, Inc. – Class A	316,330	24,221,388
Tractor Supply Co.	365,392	32,267,768
Ulta Salon Cosmetics & Fragrance, Inc.(a)	198,235	35,914,235

		122,280,615

Textiles, Apparel & Shoes – 0.1%
Honest Co. (The)(a)(c)(d)	42,660	1,617,240

		414,947,760

Health Care – 19.0%
Biotechnology – 2.3%
ACADIA Pharmaceuticals, Inc.(a)(b)	227,464	4,706,230
Alder Biopharmaceuticals, Inc.(a)	316,257	7,647,094
Anacor Pharmaceuticals, Inc.(a)	146,472	11,004,442
DBV Technologies SA (Sponsored ADR)(a)(b)	216,263	5,620,676
PTC Therapeutics, Inc.(a)(b)	280,416	6,679,509
TESARO, Inc.(a)(b)	207,232	7,157,793

		42,815,744

Health Care Facilities – 1.3%
Amsurg Corp.(a)	330,970	24,223,694

AB DISCOVERY GROWTH FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Management Services – 1.4%
ICON PLC(a)	385,457	$25,467,144

Health Care Services – 3.9%
Acadia Healthcare Co., Inc.(a)	476,616	29,087,875
Premier, Inc. – Class A(a)	681,730	21,774,456
Team Health Holdings, Inc.(a)	512,790	20,957,727

		71,820,058

Medical & Dental Instruments & Supplies – 3.7%
Align Technology, Inc.(a)	519,900	34,386,186
Nevro Corp.(a)(b)	437,572	27,037,574
Penumbra, Inc.(a)(b)	153,785	6,581,998

		68,005,758

Medical Equipment – 3.1%
DexCom, Inc.(a)	400,500	28,547,640
Sirona Dental Systems, Inc.(a)	280,325	29,795,744

		58,343,384

Pharmaceuticals – 3.3%
Akorn, Inc.(a)(b)	736,679	19,146,288
Diplomat Pharmacy, Inc.(a)(b)	733,114	19,948,032
GW Pharmaceuticals PLC (ADR)(a)(b)	101,513	5,091,892
Medicines Co. (The)(a)(b)	291,070	10,059,379
Sage Therapeutics, Inc.(a)	217,171	7,292,602

		61,538,193

		352,213,975

Technology – 18.1%
Communications Technology – 1.5%
Ciena Corp.(a)(b)	1,232,025	21,893,084
Harris Corp.	64,350	5,596,520

		27,489,604

Computer Services, Software & Systems – 12.0%
Aspen Technology, Inc.(a)	456,518	14,809,444
Atlassian Corp. PLC – Class A(a)(b)	562,091	11,674,630
Cadence Design Systems, Inc.(a)	1,455,529	28,470,147
Guidewire Software, Inc.(a)	475,242	26,157,320
HubSpot, Inc.(a)	567,810	23,047,408
NetSuite, Inc.(a)(b)	182,389	12,652,325
Palo Alto Networks, Inc.(a)	71,976	10,759,692
Qlik Technologies, Inc.(a)	706,248	17,684,450
ServiceNow, Inc.(a)	172,701	10,743,729
Tableau Software, Inc. – Class A(a)	296,364	23,780,247
Ultimate Software Group, Inc. (The)(a)	171,317	30,088,405
VeriFone Systems, Inc.(a)(b)	560,449	13,108,902

		222,976,699

Electronic Entertainment – 1.5%
Take-Two Interactive Software, Inc.(a)	825,803	28,655,364

10	• AB DISCOVERY GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Component – 2.6%
Cavium, Inc.(a)	238,428	$13,773,986
Mellanox Technologies Ltd.(a)	262,330	11,922,898
ON Semiconductor Corp.(a)	2,623,472	22,456,920

		48,153,804

Telecommunications Equipment – 0.5%
CommScope Holding Co., Inc.(a)	416,300	9,333,446

		336,608,917

Producer Durables – 17.3%
Aerospace – 1.5%
TransDigm Group, Inc.(a)	126,345	28,393,512

Back Office Support, HR & Consulting – 3.3%
CoStar Group, Inc.(a)	201,622	35,358,450
Robert Half International, Inc.	606,407	26,542,435

		61,900,885

Commercial Services: Rental & Leasing – 0.9%
United Rentals, Inc.(a)	346,593	16,605,271

Diversified Manufacturing Operations – 1.7%
Carlisle Cos., Inc.	376,384	31,495,813

Machinery: Industrial – 1.2%
Middleby Corp. (The)(a)	234,880	21,223,757

Machinery: Tools – 1.4%
Lincoln Electric Holdings, Inc.	474,027	25,237,197

Railroad Equipment – 0.3%
Wabtec Corp./DE	83,754	5,356,068

Railroads – 1.3%
Genesee & Wyoming, Inc. – Class A(a)	474,131	23,507,415

Scientific Instruments: Control & Filter – 1.9%
IDEX Corp.	482,034	34,952,285

Scientific Instruments: Electrical – 1.2%
AMETEK, Inc.	489,719	23,041,279

Shipping – 1.4%
Kirby Corp.(a)	523,680	26,524,392

Transportation Miscellaneous – 1.2%
Expeditors International of Washington, Inc.	504,627	22,768,770

		321,006,644

AB DISCOVERY GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Financial Services – 10.9%
Asset Management & Custodian – 1.2%
Affiliated Managers Group, Inc.(a)	167,308	$22,451,061

Banks: Diversified – 5.5%
First Republic Bank/CA	428,740	29,154,320
IBERIABANK Corp.	221,565	10,601,885
Signature Bank/New York NY(a)	252,357	35,163,424
SVB Financial Group(a)	273,130	27,673,532

		102,593,161

Diversified Financial Services – 2.2%
Lazard Ltd. – Class A	710,383	25,566,684
Stifel Financial Corp.(a)	431,163	14,426,714

		39,993,398

Financial Data & Systems – 2.0%
Vantiv, Inc. – Class A(a)	772,215	36,332,716

		201,370,336

Materials & Processing – 7.5%
Building Materials – 2.6%
Martin Marietta Materials, Inc.	162,479	20,404,113
Watsco, Inc.	242,562	28,188,130

		48,592,243

Building: Climate Control – 1.3%
Lennox International, Inc.	207,030	24,806,335

Chemicals: Diversified – 1.5%
PolyOne Corp.	1,045,654	28,295,397

Diversified Materials & Processing – 1.9%
Hexcel Corp.	830,971	34,385,580

Metal Fabricating – 0.2%
Valmont Industries, Inc.	24,529	2,614,546

		138,694,101

Energy – 1.9%
Oil Well Equipment & Services – 0.9%
Oceaneering International, Inc.	480,927	16,279,379

Oil: Crude Producers – 1.0%
Concho Resources, Inc.(a)	201,503	19,168,980

		35,448,359

Consumer Staples – 0.8%
Foods – 0.8%
Blue Buffalo Pet Products, Inc.(a)(b)	876,250	14,913,775

Total Common Stocks (cost $1,837,424,145)		1,815,203,867

12	• AB DISCOVERY GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.36%(e)(f) (cost $29,657,228)	29,657,228	$29,657,228

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $1,867,081,373)		1,844,861,095

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 8.4%
Investment Companies – 8.4%
AB Exchange Reserves – Class I, 0.34%(e)(f) (cost $156,299,009)	156,299,009	156,299,009

Total Investments – 107.9% (cost $2,023,380,382)		2,001,160,104
Other assets less liabilities – (7.9)%		(147,328,532)

Net Assets – 100.0%		$1,853,831,572

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

AB DISCOVERY GROWTH FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,837,424,145)	$1,815,203,867 (a)
Affiliated issuers (cost $185,956,237 – including investment of cash collateral for securities loaned of $156,299,009)	185,956,237
Receivable for investment securities sold	16,345,523
Receivable for capital stock sold	6,397,447
Dividends and interest receivable	141,560

Total assets	2,024,044,634

Liabilities
Payable for collateral received on securities loaned	156,283,845
Payable for capital stock redeemed	6,262,203
Payable for investment securities purchased	6,047,491
Management fee payable	1,013,209
Distribution fee payable	179,758
Transfer Agent fee payable	104,190
Administrative fee payable	19,663
Collateral due to Securities Lending Agent	15,164
Accrued expenses	287,539

Total liabilities	170,213,062

Net Assets	$1,853,831,572

Composition of Net Assets
Capital stock, at par	$2,442,119
Additional paid-in capital	1,872,884,730
Distributions in excess of net investment income	(14,108,267)
Accumulated net realized gain on investment transactions	14,833,268
Net unrealized depreciation on investments	(22,220,278)

$1,853,831,572

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$569,903,124	76,483,296	$7.45	*

B	$1,565,536	313,452	$4.99

C	$52,880,381	10,511,939	$5.03

Advisor	$848,504,483	107,662,931	$7.88

R	$28,165,533	3,957,073	$7.12

K	$15,447,618	2,085,172	$7.41

I	$158,722,017	20,330,981	$7.81

Z	$178,642,880	22,867,051	$7.81

(a)	Includes securities on loan with a value of $155,492,164 (see Note E).

*	The maximum offering price per share for Class A shares was $7.78 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• AB DISCOVERY GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$3,965,421
Affiliated issuers	147,465
Securities lending income	259,430	$4,372,316

Expenses
Management fee (see Note B)	6,796,944
Distribution fee—Class A	899,252
Distribution fee—Class B	9,856
Distribution fee—Class C	321,518
Distribution fee—Class R	77,346
Distribution fee—Class K	23,181
Transfer agency—Class A	376,097
Transfer agency—Class B	1,581
Transfer agency—Class C	32,729
Transfer agency—Advisor Class	453,736
Transfer agency—Class R	38,983
Transfer agency—Class K	18,544
Transfer agency—Class I	93,919
Transfer agency—Class Z	19,943
Custodian	137,333
Registration fees	68,526
Printing	42,944
Legal	27,313
Administrative	25,439
Audit and tax	22,803
Directors’ fees	10,422
Miscellaneous	30,873

Total expenses		9,529,282

Net investment loss		(5,156,966)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		26,580,136 (a)
Net change in unrealized appreciation/depreciation of investments		(489,054,059)

Net loss on investment transactions		(462,473,923)

Net Decrease in Net Assets from Operations		$(467,630,889)

(a)	On September 28, 2015, the Fund had a redemption-in-kind with total proceeds in the amount of $229,681,684. The gain on investments of $10,001,927 will not be realized for tax purposes.

See notes to financial statements.

AB DISCOVERY GROWTH FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2016 (unaudited)	Year Ended July 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(5,156,966)	$(13,890,123)
Net realized gain on investment transactions	26,580,136	137,956,640
Net change in unrealized appreciation/depreciation of investments	(489,054,059)	175,784,415

Net increase (decrease) in net assets from operations	(467,630,889)	299,850,932
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(38,272,577)	(60,089,654)
Class B	(154,117)	(293,401)
Class C	(5,158,814)	(7,251,704)
Advisor Class	(51,027,612)	(55,496,485)
Class R	(1,928,329)	(2,220,647)
Class K	(1,025,467)	(1,504,519)
Class I	(9,835,611)	(16,709,114)
Class Z	(10,986,688)	(641,490)
Capital Stock Transactions
Net increase (decrease)	(109,465,003)	614,826,165

Total increase (decrease)	(695,485,107)	770,470,083
Net Assets
Beginning of period	2,549,316,679	1,778,846,596

End of period (including accumulated net investment loss of ($14,108,267) and ($8,951,301), respectively)	$1,853,831,572	$2,549,316,679

See notes to financial statements.

16	• AB DISCOVERY GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

The AB Discovery Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. On May 30, 2014, AllianceBernstein L.P. (the “Manager”) funded the seeding of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB DISCOVERY GROWTH FUND •	17

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Manager will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that

18	• AB DISCOVERY GROWTH FUND

Notes to Financial Statements

significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB DISCOVERY GROWTH FUND •	19

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2016:

Investments in Securities:	Level 1		Level 2			Level 3		Total
Assets:
Common Stock:
Consumer Discretionary	$413,330,520		$	– 0	–	$1,617,240		$414,947,760
Health Care	352,213,975			– 0	–	– 0	–	352,213,975
Technology	336,608,917			– 0	–	– 0	–	336,608,917
Producer Durables	321,006,644			– 0	–	– 0	–	321,006,644
Financial Services	201,370,336			– 0	–	– 0	–	201,370,336
Materials & Processing	138,694,101			– 0	–	– 0	–	138,694,101
Energy	35,448,359			– 0	–	– 0	–	35,448,359
Consumer Staples	14,913,775			– 0	–	– 0	–	14,913,775
Short-Term Investments	29,657,228			– 0	–	– 0	–	29,657,228
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	156,299,009			– 0	–	– 0	–	156,299,009

Total Investments in Securities	1,999,542,864			– 0	–	1,617,240		2,001,160,104
Other Financial Instruments*	– 0	–		– 0	–	– 0	–	– 0	–

Total^	$1,999,542,864		$	– 0	–	$1,617,240		$2,001,160,104

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks			Total
Balance as of 7/31/15	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		(34,300)			(34,300)
Change in unrealized appreciation/depreciation		(334,669)			(334,669)
Purchases		2,243,871			2,243,871
Sales		(257,662)			(257,662)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 1/31/16		$1,617,240			$1,617,240

Net change in unrealized appreciation/depreciation from investments held as of 1/31/16*		$(334,669)			$(334,669)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

20	• AB DISCOVERY GROWTH FUND

Notes to Financial Statements

The Manager established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Manager and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Manager’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Manager’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Manager’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

AB DISCOVERY GROWTH FUND •	21

Notes to Financial Statements

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

22	• AB DISCOVERY GROWTH FUND

Notes to Financial Statements

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the management agreement, the Fund pays the Manager a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund may reimburse the Manager for certain legal and accounting services provided to the Fund by the Manager. For the six months ended January 31, 2016, the reimbursement for such services amounted to $25,439.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $442,999 for the six months ended January 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,716 from the sale of Class A shares and received $7,553, $219 and $2,662 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Manager. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Manager, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2016 is as follows:

Market Value July 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2016 (000)	Dividend Income (000)
$ 48,121	$236,633	$255,097	$29,657	$34

Brokerage commissions paid on investment transactions for the six months ended January 31, 2016 amounted to $844,456, of which $1,003 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Manager.

AB DISCOVERY GROWTH FUND •	23

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .23% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,761,444, $2,823,390, $405,161 and $294,217 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$756,944,024		$664,019,811
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$172,603,645
Gross unrealized depreciation	(194,823,923)

Net unrealized depreciation	$(22,220,278)

24	• AB DISCOVERY GROWTH FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended January 31, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities

AB DISCOVERY GROWTH FUND •	25

Notes to Financial Statements

loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At January 31, 2016, the Fund had securities on loan with a value of $155,492,164 and had received cash collateral which has been invested into AB Exchange Reserves of $156,299,009. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $259,430 and $112,995 from the borrowers and AB Exchange Reserves, respectively, for the six months ended January 31, 2016; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended January 31, 2016 is as follows:

Market Value July 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2016 (000)
$ 126,999	$703,047	$673,747	$156,299

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2016 (unaudited)	Year Ended July 31, 2015	Six Months Ended January 31, 2016 (unaudited)	Year Ended July 31, 2015

Class A
Shares sold	4,087,110	43,842,051	$36,200,226	$416,937,975

Shares issued in reinvestment of distributions	3,850,834	5,970,309	32,539,548	52,359,608

Shares converted from Class B	31,479	96,823	281,889	908,861

Shares redeemed	(42,841,093)	(15,458,282)	(373,572,580)	(144,868,326)

Net increase (decrease)	(34,871,670)	34,450,901	$(304,550,917)	$325,338,118

Class B
Shares sold	16,203	27,358	$99,328	$182,619

Shares issued in reinvestment of distributions	25,684	45,598	145,631	278,148

Shares converted to Class A	(45,769)	(137,424)	(281,889)	(908,861)

Shares redeemed	(31,375)	(100,903)	(186,713)	(669,975)

Net decrease	(35,257)	(165,371)	$(223,643)	$(1,118,069)

26	• AB DISCOVERY GROWTH FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended January 31, 2016 (unaudited)	Year Ended July 31, 2015	Six Months Ended January 31, 2016 (unaudited)	Year Ended July 31, 2015

Class C
Shares sold	1,006,487	1,763,735	$6,155,974	$11,758,571

Shares issued in reinvestment of distributions	838,295	1,083,511	4,786,664	6,652,754

Shares redeemed	(1,992,447)	(3,128,965)	(11,916,674)	(20,609,392)

Net decrease	(147,665)	(281,719)	$(974,036)	$(2,198,067)

Advisor Class
Shares sold	20,986,963	35,077,095	$191,809,099	$347,333,770

Shares issued in reinvestment of distributions	5,390,738	5,591,276	48,139,291	51,607,479

Shares redeemed	(9,958,848)	(26,499,229)	(90,810,672)	(260,743,561)

Net increase	16,418,853	14,169,142	$149,137,718	$138,197,688

Class R
Shares sold	1,047,036	1,336,422	$8,936,645	$12,133,739

Shares issued in reinvestment of distributions	238,912	263,098	1,928,022	2,220,552

Shares redeemed	(707,941)	(1,088,722)	(5,820,979)	(9,805,891)

Net increase	578,007	510,798	$5,043,688	$4,548,400

Class K
Shares sold	339,508	1,086,807	$2,925,377	$10,187,284

Shares issued in reinvestment of distributions	122,079	172,142	1,025,467	1,504,519

Shares redeemed	(489,324)	(1,174,211)	(4,150,078)	(11,007,721)

Net increase (decrease)	(27,737)	84,738	$(199,234)	$684,082

Class I
Shares sold	2,154,226	8,502,133	$19,481,867	$82,806,714

Shares issued in reinvestment of distributions	1,111,340	1,826,132	9,835,356	16,709,114

Shares redeemed	(2,047,411)	(14,436,583)	(18,119,826)	(141,765,389)

Net increase (decrease)	1,218,155	(4,108,318)	$11,197,397	$(42,249,561)

Class Z
Shares sold	4,253,530	21,318,220	$39,698,635	$209,752,721

Shares issued in reinvestment of distributions	1,241,434	70,026	10,986,687	640,736

Shares redeemed	(2,148,883)	(1,868,344)	(19,581,298)	(18,769,883)

Net increase	3,346,081	19,519,902	$31,104,024	$191,623,574

AB DISCOVERY GROWTH FUND •	27

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Manager, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending July 31, 2016 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended July 31, 2015 and July 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Net long-term capital gains	$144,207,014	$91,323,788

Total taxable distributions paid	$144,207,014	$91,323,788

28	• AB DISCOVERY GROWTH FUND

Notes to Financial Statements

As of July 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$125,158,058
Accumulated capital and other losses	(6,835,171	)(a)
Unrealized appreciation/(depreciation)	446,201,939	(b)

Total accumulated earnings/(deficit)	$564,524,826

(a)	At July 31, 2015, the Fund had a qualified late-year ordinary loss deferral of $6,835,171, which is deemed to arise on August 1, 2015.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of partnership investments and passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2015, the Fund did not have any capital loss carryforwards.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB DISCOVERY GROWTH FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2016 (unaudited)	Year Ended July 31,
		2015	2014	2013		2012		2011

Net asset value, beginning of period	$ 9.77	$ 9.13	$ 8.82	$ 6.81		$ 6.60		$ 4.62

Income From Investment Operations
Net investment loss(a)	(.03)	(.07)	(.04)	(.02)		(.04)		(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.78)	1.42	.88	2.03		.25		2.03

Net increase (decrease) in net asset value from operations	(1.81)	1.35	.84	2.01		.21		1.98

Less: Distributions
Distributions from net realized gain on investment transactions	(.51)	(.71)	(.53)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 7.45	$ 9.77	$ 9.13	$ 8.82		$ 6.81		$ 6.60

Total Return
Total investment return based on net asset value(b)	(19.16)%	15.62%*	9.63%*	29.52	%*	3.18	%*	42.86	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$569,903	$1,088,392	$702,185	$627,176		$463,170		$492,710
Ratio to average net assets of:
Expenses	.98%^	.99%	1.04%	1.12%		1.18%		1.24	%+
Net investment loss	(.58 )%^	(.75)%	(.43)%	(.31)%		(.58)%		(.79	)%+
Portfolio turnover rate	31%	59%	74%	74%		86%		90%

See footnote summary on page 37.

30	• AB DISCOVERY GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2016 (unaudited)	Year Ended July 31,
		2015	2014	2013		2012		2011

Net asset value, beginning of period	$ 6.76	$ 6.58	$ 6.54	$ 5.09		$ 4.98		$ 3.52

Income From Investment Operations
Net investment loss(a)	(.04)	(.10)	(.09)	(.06)		(.07)		(.07)
Net realized and unrealized gain (loss) on investment transactions	(1.22)	.99	.66	1.51		.18		1.53

Net increase (decrease) in net asset value from operations	(1.26)	.89	.57	1.45		.11		1.46

Less: Distributions
Distributions from net realized gain on investment transactions	(.51)	(.71)	(.53)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 4.99	$ 6.76	$ 6.58	$ 6.54		$ 5.09		$ 4.98

Total Return
Total investment return based on net asset value(b)	(19.56)%	14.62%*	8.81%*	28.49	%*	2.21	%*	41.48	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,566	$2,358	$3,382	$4,914		$5,430		$9,190
Ratio to average net assets of:
Expenses	1.81%^	1.80%	1.83%	1.94%		2.05%		2.10	%+
Net investment loss	(1.41)%^	(1.55)%	(1.28)%	(1.13)%		(1.44)%		(1.63	)%+
Portfolio turnover rate	31%	59%	74%	74%		86%		90%

See footnote summary on page 37.

AB DISCOVERY GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2016 (unaudited)	Year Ended July 31,
		2015	2014	2013		2012		2011

Net asset value, beginning of period	$ 6.81	$ 6.61	$ 6.57	$ 5.11		$ 5.00		$ 3.53

Income From Investment Operations
Net investment loss(a)	(.04)	(.10)	(.08)	(.06)		(.07)		(.07)
Net realized and unrealized gain (loss) on investment transactions	(1.23)	1.01	.65	1.52		.18		1.54

Net increase (decrease) in net asset value from operations	(1.27)	.91	.57	1.46		.11		1.47

Less: Distributions
Distributions from net realized gain on investment transactions	(.51)	(.71)	(.53)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 5.03	$ 6.81	$ 6.61	$ 6.57		$ 5.11		$ 5.00

Total Return
Total investment return based on net asset value(b)	(19.56)%	14.87%*	8.77%*	28.57	%*	2.20	%*	41.64	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,880	$72,549	$72,360	$43,043		$25,453		$22,117
Ratio to average net assets of:
Expenses	1.75%^	1.76%	1.81%	1.89%		1.96%		2.03	%+
Net investment loss	(1.35)%^	(1.52)%	(1.18)%	(1.08)%		(1.37)%		(1.59	)%+
Portfolio turnover rate	31%	59%	74%	74%		86%		90%

See footnote summary on page 37.

32	• AB DISCOVERY GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2016 (unaudited)	Year Ended July 31,
		2015	2014	2013		2012		2011

Net asset value, beginning of period	$ 10.30	$ 9.56	$ 9.19	$ 7.08		$ 6.85		$ 4.79

Income From Investment Operations
Net investment loss(a)	(.02)	(.05)	(.02)	(.01)		(.02)		(.04)
Net realized and unrealized gain (loss) on investment transactions	(1.89)	1.50	.92	2.12		.25		2.10

Net increase (decrease) in net asset value from operations	(1.91)	1.45	.90	2.11		.23		2.06

Less: Distributions
Distributions from net realized gain on investment transactions	(.51)	(.71)	(.53)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 7.88	$ 10.30	$ 9.56	$ 9.19		$ 7.08		$ 6.85

Total Return
Total investment return based on net asset value(b)	(19.14)%	15.98%*	9.90%*	29.80	%*	3.36	%*	43.01	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$848,504	$939,463	$736,947	$567,507		$414,438		$123,444
Ratio to average net assets of:
Expenses	.75%^	.76%	.81%	.89%		.94%		.99	%+
Net investment loss	(.35 )%^	(.52)%	(.19)%	(.08)%		(.37)%		(.56	)%+
Portfolio turnover rate	31%	59%	74%	74%		86%		90%

See footnote summary on page 37.

AB DISCOVERY GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2016 (unaudited)	Year Ended July 31,
		2015	2014	2013		2012		2011

Net asset value, beginning of period	$ 9.38	$ 8.83	$ 8.57	$ 6.64		$ 6.47		$ 4.55

Income From Investment Operations
Net investment loss(a)	(.04)	(.10)	(.07)	(.05)		(.06)		(.07)
Net realized and unrealized gain (loss) on investment transactions	(1.71)	1.36	.86	1.98		.23		1.99

Net increase (decrease) in net asset value from operations	(1.75)	1.26	.79	1.93		.17		1.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.51)	(.71)	(.53)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 7.12	$ 9.38	$ 8.83	$ 8.57		$ 6.64		$ 6.47

Total Return
Total investment return based on net asset value(b)	(19.31)%	15.11%*	9.31%*	29.07	%*	2.63	%*	42.20	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,166	$31,707	$25,320	$10,923		$4,947		$4,156
Ratio to average net assets of:
Expenses	1.41%^	1.38%	1.41%	1.47%		1.57%		1.61	%+
Net investment loss	(1.00)%^	(1.14)%	(.75)%	(.66)%		(.98)%		(1.16	)%+
Portfolio turnover rate	31%	59%	74%	74%		86%		90%

See footnote summary on page 37.

34	• AB DISCOVERY GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2016 (unaudited)	Year Ended July 31,
		2015	2014	2013		2012		2011

Net asset value, beginning of period	$ 9.73	$ 9.10	$ 8.80	$ 6.80		$ 6.60		$ 4.62

Income From Investment Operations
Net investment loss(a)	(.03)	(.08)	(.04)	(.03)		(.04)		(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.78)	1.42	.87	2.03		.24		2.03

Net increase (decrease) in net asset value from operations	(1.81)	1.34	.83	2.00		.20		1.98

Less: Distributions
Distributions from net realized gain on investment transactions	(.51)	(.71)	(.53)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 7.41	$ 9.73	$ 9.10	$ 8.80		$ 6.80		$ 6.60

Total Return
Total investment return based on net asset value(b)	(19.23)%	15.56%*	9.53%*	29.41	%*	3.03	%*	42.86	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,448	$20,556	$18,460	$9,537		$6,355		$5,341
Ratio to average net assets of:
Expenses	1.10%^	1.10%	1.13%	1.20%		1.25%		1.29	%+
Net investment loss	(.70 )%^	(.86)%	(.47)%	(.39)%		(.66)%		(.85	)%+
Portfolio turnover rate	31%	59%	74%	74%		86%		90%

See footnote summary on page 37.

AB DISCOVERY GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2016 (unaudited)	Year Ended July 31,
		2015	2014	2013		2012		2011

Net asset value, beginning of period(c)	$ 10.20	$ 9.48	$ 9.11	$ 7.01		$ 6.78		$ 4.73

Income From Investment Operations
Net investment income (loss)(a)	(.02)	(.05)	(.02)	.02		(.02)		(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.86)	1.48	.92	2.08		.25		2.08

Net increase (decrease) in net asset value from operations	(1.88)	1.43	.90	2.10		.23		2.05

Less: Distributions
Distributions from net realized gain on investment transactions	(.51)	(.71)	(.53)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 7.81	$ 10.20	$ 9.48	$ 9.11		$ 7.01		$ 6.78

Total Return
Total investment return based on net asset value(b)	(19.03)%	15.90%*	9.99%*	29.96	%*	3.39	%*	43.34	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$158,722	$195,036	$220,183	$152,931		$6,909		$7,288
Ratio to average net assets of:
Expenses	.76%^	.76%	.77%	.78%		.81%		.95	%+
Net investment income (loss)	(.35 )%^	(.51)%	(.16)%	.32%		(.24)%		(.49	)%+
Portfolio turnover rate	31%	59%	74%	74%		86%		90%

See footnote summary on page 37.

36	• AB DISCOVERY GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended January 31, 2016 (unaudited)	Year Ended July 31, 2015	May 30, 2014(c) to July 31, 2014

Net asset value, beginning of period	$ 10.21	$ 9.48	$ 9.37

Income From Investment Operations
Net investment income (loss)(a)	(.01)	(.05)	.01
Net realized and unrealized gain (loss) on investment transactions	(1.88)	1.49	.10

Net increase (decrease) in net asset value from operations	(1.89)	1.44	.11

Less: Distributions
Distributions from net realized gain on investment transactions	(.51)	(.71)	– 0	–

Net asset value, end of period	$ 7.81	$ 10.21	$ 9.48

Total Return
Total investment return based on net asset value(b)	(19.11)%	16.01%*	1.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$178,643	$199,256	$10
Ratio to average net assets of:
Expenses	.67%^	.68%	.67	%^
Net investment income (loss)	(.27 )%^	(.49)%	.73	%^
Portfolio turnover rate	31%	59%	74%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2015, July 31, 2014, July 31, 2013, July 31, 2012 and July 31, 2011 by 0.02%, 0.01%, 0.02%, 0.16% and 0.11%, respectively.

Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the years ended July 31, 2012 and July 31, 2011 by 0.06% and 0.09%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

^	Annualized.

See	notes to financial statements.

AB DISCOVERY GROWTH FUND •	37

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2), Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Small/Mid Cap Growth Investment Team. Ms. Lau and Messrs. Aronow, Kirpalani and Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

38	• AB DISCOVERY GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Discovery Growth Fund, Inc. (the “Fund”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee evaluation was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 1, 2012, the Fund changed its name from AB Small/Mid Cap Growth Fund, Inc. to AB Discovery Growth Fund, Inc. On November 3, 2008, the Fund changed its policy of investing at least 80% of its net assets in “mid-cap” companies to “small- and mid-cap” companies. In connection with the change in investment strategy, the Fund’s portfolio management team and name were changed. Prior to November 3, 2008, the Fund was known as Mid-Cap Growth Fund, Inc.

AB DISCOVERY GROWTH FUND •	39

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.5 Also shown are the Fund’s net assets on March 31, 2015.

Fund	Advisory Fee Schedule[6]	March 31, 2015 Net Assets ($MM)
Discovery Growth Fund, Inc.	0.75% on 1st $500 million 0.65% on next $500 million 0.55% on the balance	$2,179.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $61,595 (0.004% of the Fund’s average daily net assets) for such services.

4	Jones v. Harris at 1527.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Fund is not affected by the settlement because it has lower breakpoints than the applicable NYAG related fee schedules.

6	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis

40	• AB DISCOVERY GROWTH FUND

Set forth below are the Fund’s annualized semi-annual total expense ratios:7

Fund	Total Expense Ratio[8]			Fiscal Year End
Discovery Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I Class Z	0.78 1.01 1.82 1.78 1.42 1.12 0.77 0.73	% % % % % % % %	July 31 (ratios as of January 31, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational

7	Semi-annual total expense ratios are unaudited.

8	Annualized.

AB DISCOVERY GROWTH FUND •	41

damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2015 net assets.10

Fund	Net Assets 3/31/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Discovery Growth Fund, Inc.	$2,179.9	U.S. SMID Cap Growth 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum account size: $25 m	0.559%	0.619%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Fund’s contractual management fee,

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1529.

42	• AB DISCOVERY GROWTH FUND

estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)12 and the Fund’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Lipper EG Median (%)	Lipper EG Rank
Discovery Growth Fund, Inc.	0.626	0.808	1/13

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Discovery Growth Fund, Inc.	1.036	1.302	1/13	1.301	4/52

Based on this analysis, the Fund has equal rankings for contractual management fee and total expense ratio.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

15	Most recently completed fiscal year Class A share total expense ratio.

AB DISCOVERY GROWTH FUND •	43

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

44	• AB DISCOVERY GROWTH FUND

During the Fund’s most recently completed fiscal year, ABI received from the Fund $34,980, $2,499,226 and $19,501 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.16

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,039,699 in fees from the Fund.

The Fund effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. These credits and charges are not being passed onto any SCB client. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that

16	Effective November 1, 2014, ABI implemented a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

AB DISCOVERY GROWTH FUND •	45

changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

46	• AB DISCOVERY GROWTH FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2015.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Discovery Growth Fund, Inc.
1 year	2.40	8.71	8.33	12/13	58/62
3 year	14.77	16.75	15.62	9/13	37/57
5 year	19.90	17.05	16.48	1/13	2/53
10 year	9.42	9.81	9.35	7/11	19/42

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

			Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Discovery Growth Fund, Inc.	2.40	14.77	19.90	9.42	10.44	21.42	0.46	10
Russell 2500 Growth Index	9.62	17.94	18.40	10.15	N/A	19.29	0.52	10
Inception Date: July 7, 1938

20	The performance returns and rankings of the Fund are for the Fund’s Class A shares. It should be noted that performance returns of the Fund were provided by Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2015.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB DISCOVERY GROWTH FUND •	47

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

48	• AB DISCOVERY GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB DISCOVERY GROWTH FUND •	49

AB Family of Funds

NOTES

50	• AB DISCOVERY GROWTH FUND

NOTES

AB DISCOVERY GROWTH FUND •	51

NOTES

52	• AB DISCOVERY GROWTH FUND

AB DISCOVERY GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DG-0152-0116

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Discovery Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 23, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 23, 2016